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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 3, 2001



                             ACE SECURITIES CORP.
           (as depositor under the Pooling and Servicing Agreement, dated on or about April 1, 2001, providing for the issuance of the
         ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1
                   Asset Backed Pass-Through Certificates.

                             ACE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)

     Delaware                        333-45458                  56-2088493
----------------------------         ----------             ------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
  of Incorporation)                  File Number)           Identification No.)


6525 Morrison Boulevard
Suite 318
Charlotte, NC                                                        28211
-----------------------                                            ----------
(Address of Principal                                              (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (704) 365-0569


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


Item 5.  Other Events.

Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Ace Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1 Asset Backed Pass-Through Certificates.

     In connection with the offering of the ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1 Asset Backed Pass-Through Certificates, Deutsche Banc Alex. Brown Inc. ("DBAG"), as underwriter of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided DBAG with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated May 3, 2001.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials
                  filed on Form SE dated May 3, 2001.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ACE SECURITIES CORP.




                                              By: /s/ Doris J. Hearn
                                                  -----------------------
                                                  Name:    Doris J. Hearn
                                                  Title:   Vice President



Dated:  May 3, 2001

Exhibit Index
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Exhibit                                                                   Page
-------                                                                   ----

99.1   Computational Materials
       filed on Form SE dated May 3, 2001.

                        SIDLEY AUSTIN BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                          Telephone: (212) 839-5300
                          Facsimile: (212) 839-5599





                                                      May 3, 2001


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


              Re:  ACE Securities Corp. Home Equity Loan Trust,
                   Series 2001-AQ1 Asset Backed Pass-Through Certificates
                   ------------------------------------------------------

Ladies and Gentlemen:

         On behalf of Ace Securities Corp., (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.



                                                  Very truly yours,

                                                  /s/ George Hoyt

                                                  George Hoyt


Enclosure